UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director; Election of Director.

On April 28, 2021, Daniel J. Ballen informed us of his decision to resign as a director effective immediately.  His decision to resign is not based upon any disagreements between us and Mr. Ballen.

Mr. Ballen was a TOBI III SPE I LLC (TOBI) director designee as such right is held by TOBI pursuant to the Stockholders Agreement dated as of January 16, 2020 and the Securities Purchase Agreement dated April 5, 2020.  TOBI is an affiliate of the funds, general and limited partners and members that beneficially own approximately 39% of our fully diluted common stock.  In connection with Mr. Ballen's resignation, TOBI requested our Board to elect Michael W. Chiao as a new director.

On April 29, 2021, our Board of Directors elected Michael Chiao as a new independent member of our Board.  Mr. Chiao was also appointed to our Board's Compensation Committee.

Mr. Chiao is a senior vice president and portfolio manager in the Newport Beach office of Pacific Investment Management Company LLC (PIMCO), focusing primarily on residential loan investments.  Prior to joining PIMCO in 2017, he worked at Fortress Investment Group, focused on non-agency residential mortgage-backed securities and various structured products. Previously, Mr. Chiao spent three years at PIMCO as a portfolio management associate, and he began his career as an analyst in the whole loan trading and securitization group at Countrywide Capital Markets. He has 15 years of investment experience and holds an undergraduate degree from California State Polytechnic University, Pomona.

Mr. Chiao also replaces Mr. Ballen as the Board's director nominee to be voted upon at our May 19, 2021 Annual Meeting of Shareholders.  Proxies cast for Mr. Ballen will instead be voted for Mr. Chiao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

Date: April 30, 2021	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer and General Counsel

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